UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 12, 2014

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5600 Blazer Parkway, Suite 200, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Entry Into a Material Definitive Agreement.

On November 12, 2014, Navidea Biopharmaceuticals, Inc. (the “Company”) entered into a Securities Exchange Agreement (the “Exchange Agreement”) with Platinum Partners Value Arbitrage Fund, L.P. (“Platinum”), pursuant to which Platinum sold, transferred and delivered to the Company 4,499,520 shares of the Company’s common stock, $0.001 par value, owned by Platinum (the “Platinum Common Stock”), and, in exchange for the Platinum Common Stock, the Company agreed to issue and deliver to Platinum 1,376 shares of the Company’s Series B Convertible Preferred Stock.

The foregoing description of the terms of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein in its entirety by reference.

Item 7.01	Unregistered Sale of Equity Securities.

The contents of Item 1.01 are incorporated by reference into this item. The shares of the Company’s Series B Convertible Preferred Stock issued to Platinum pursuant to the Exchange Agreement were offered and sold to Platinum in a private transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Act”). Platinum is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act, and was fully informed regarding the investment. In addition, neither the Company nor anyone acting on its behalf offered or sold the shares of Series B Convertible Preferred Stock by any form of general solicitation or general advertising.

Additionally, effective November 10, 2014, the Company issued a total of 67,710 shares of its common stock, $.001 par value, to its six non-employee directors in lieu of the payment of cash compensation to them for board and committee service during the third quarter of 2014, the number of shares being calculated based upon a price of $1.32 per share, the closing price per share of the common stock on the NYSE MKT on September 30, 2014. The shares were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Act. Each of the directors is an accredited investor as defined in Rule 501(a) of Regulation D, was fully informed regarding the investment, and no general solicitation or advertising was employed in the offer or sale of the shares..

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	Securities Exchange Agreement, dated November 12, 2014, by and between Navidea Biopharmaceuticals, Inc. and Platinum Partners Value Arbitrage Fund, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: November 13, 2014	By:	/s/ Brent L. Larson
Brent L. Larson, Executive Vice President and Chief Financial Officer